UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 29, 2017

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

801 Capitola Drive

Durham, NC  27713

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Explanatory Note

On June 30, 2017, Heat Biologics, Inc. (the “Company”) filed a Current Report on Form 8-K with the United States Securities and Exchange Commission to report under Items 3.03, 5.03, 5.07 and 9.01 thereof (the “Original Form 8-K”) the voting results for the proposals submitted to stockholders at the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”), held on June 29, 2017. The Annual Meeting was adjourned until July 13, 2017 with respect to one of the proposals set forth in the Company’s definitive proxy statement on Schedule 14A, dated May 11, 2017, for the Annual Meeting (the “Definitive Proxy Statement”): to approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Amended and Restated Certificate of Incorporation”), to increase the number of authorized shares of the Company’s common stock, $0.0002 par value per share (the “Common Stock”), from 50,000,000 shares to 100,000,000 shares (the “Increase”), which was Proposal 4 in the Definitive Proxy Statement. This Current Report on Form 8-K/A amends and supplements the Original Form 8-K to disclose the voting results with respect to Proposal 4 voted on at the reconvened portion of the Annual Meeting held on July 13, 2017 with respect to the Increase described in Proposal 4. No other changes have been made to the Original Form 8-K.

Item 3.03 – Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Increase described in Items 5.03 and 5.07 of this Current Report on Form 8-K/A is incorporated by reference in this Item 3.03.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 13, 2017, the Company reconvened and concluded the Annual Meeting. As previously reported in the Original Form 8-K, the Company’s stockholders voted on, and approved several proposals at the Annual Meeting. Following ratification of these proposals, the Annual Meeting was adjourned until July 13, 2017 in order to allow the Company’s stockholders more time to consider and approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to implement an increase in the number of the authorized shares of Common Stock of the Company from 50,000,000 shares to 100,000,000 shares. As more fully described in Item 5.07 below, the Company’s stockholders approved the Increase set forth in Proposal 4.

In order to effectuate the Increase, the Company filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment for Increase”) with the Secretary of State of the State of Delaware on July 13, 2017. The Increase, became effective on July 13, 2017. The description of the amendment to effectuate the Increase is qualified in its entirety by reference to the full text of the Certificate of Amendment for Increase, a copy of which is included hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

Proposal 4 — Increase in Authorized Shares of Common Stock

As described above in Item 5.03 of this Current Report on Form 8-K/A, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect the Increase. At the reconvened Annual Meeting, proxies representing 17,991,437 shares of the Common Stock, which represented a majority of the issued and outstanding shares of Common Stock as of the record date (May 8, 2017), voted for the Increase (Proposal 4). The Increase is described in greater detail in the Definitive Proxy Statement. The results of the voting for the Increase were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

17,991,437	5,193,132	129,282	0

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Heat Biologics, Inc., dated July 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2017	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer